Exhibit 99.1

Annual Meeting of Shareholders May 5, 2009

Special Cautionary Notice Regarding Forward-Looking Statements During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation.

Bank Stock Prices Source: Yahoo Finance.com Current Book Price Value Low High 3/31/09 12/31/08 2008 2009 Local Banks ACNB 10.36 17.00 9.45 14.18 0.19 0.19 CVLY 7.75 17.75 8.06 12.99 0.13 0.08 FRAF 16.70 25.25 15.00 19.10 0.27 0.27 ORRF 27.00 33.96 24.00 16.18 0.22 0.22 Regional Banks FULT 7.35 17.00 6.63 8.52 0.15 0.03 MTB 52.20 108.53 45.24 56.33 0.70 0.70 SUSQ 10.50 24.03 9.33 19.21 0.26 0.05 PNC 39.09 87.99 26.72 39.44 0.66 0.10 Money Center Banks BAC 10.01 45.08 6.82 27.77 0.64 0.01 JPM 19.69 50.63 26.58 36.18 0.38 0.05 WFC 19.89 44.75 14.24 16.15 0.34 0.05 2008 Stock Prices 52 Week Range Quarterly Dividend

FDIC Insured Institutions Source: FDIC Banking Profile 2004 2005 2006 2007 2008 4th Q 2008 2009 Failed 4 0 0 3 25 12 32 Institutions Percentage of Unprofitable 5.97% 6.22% 7.94% 12.07% 23.59% 32.56% TBA Institutions

Year-End Comparisons December 31, 2008 Sources: ACNB 10-K, FDIC Banking Profile ACNB FDIC Insured Corporation Institutions ROA 0.72% 0.08% ROE 7.96% 0.79% Yield on Loans 6.00% 6.77% Yield on Securities 5.11% 5.03% Cost of Interest Bearing Deposits 2.19% 2.87% Net Interest Margin 3.37% 3.18% Total Overhead Expense (% of Assets) 2.46% 2.89% Efficiency Ratio 61.60% 65.80% Capital – Tier 1 Leverage 7.96% 7.49% Capital – Total Risk-Based 12.81% 12.81% Loans – Net Charge-Offs 0.68% 1.28% Loans – Non-Performing to Total Loans 1.52% 2.60%

Performance Comparison At Year-End in Thousands of Dollars 2005 2006 2007 2008 Interest Income: • From Loans $27,243 $33,281 $35,740 $35,561 • From Securities $15,041 $15,006 $15,841 $12,360 Total Interest Income $42,284 $48,287 $51,581 $47,921 Interest Expense: $17,370 $23,448 $26,561 $18,897 Net Interest Income: $24,914 $24,839 $25,020 $29,024 Provision for Loan Losses: $516 $870 $500 $5,570 Total Other Income: $8,885 $9,912 $10,364 $10,438 Total Other Expenses: $24,497 $24,666 $25,030 $26,071 Total Net Income: $7,376 $7,290 $7,937 $6,744

Nonroutine Shareholder Proposals Proposal #6: Authorization of Preferred Stock Supplement to common stock, not replacement. Increase the flexibility of ACNB to structure future capital raising transactions, acquisitions, and strategic alliances. No immediate need, no current plans to issue preferred stock. Proposal #7: Restricted Stock Plan Performance driven component of compensation – based on fulfillment of certain conditions and/or achievement of strategic, performance goals. This component of compensation is “at risk” – meaning that restricted stock may not be awarded and vesting may not be achieved. Employees and Directors are eligible – to align with the interests of shareholders.

David W. Cathell EVP, Treasurer & Chief Financial Officer

U. S. Treasury - TARP ACNB Corporation elected not to participate in TARP, the Troubled Asset Relief Program, for the following reasons: ACNB is well capitalized, and is not in need of emergency capital funding. If ACNB would have participated in TARP, future dividends to shareholders would be restricted. If ACNB would have participated in TARP, then our Stock Repurchase Program, which was approved by the Board of Directors in October of 2008, would have been discontinued. As of March 31, 2009, 55,000 shares have been repurchased, at an average price of $11.64. The book value of ACNB Corporation stock was $14.18 as of December 31, 2008.

Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios into one of five defined categories, as illustrated below: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. Tier 1 Total Risk-Based Leverage Ratio Capital Ratio FDICIA Standard, Greater than or Equal to Greater than or Equal to Adequately Capitalized 4.0% 8.0% FDICIA Standard, Greater than or Equal to Greater than or Equal to Well Capitalized 5.0% 10.0% ACNB Corporation, at 12/31/2008 7.96% 12.81%

Regulation of Bank The Office of the Comptroller of the Currency, which has primary supervisory authority over national banks, regularly examines banks in such areas as reserves, loans, investments, management practices, and other aspects of operations. These examinations are designed for the protection of the subsidiary bank’s depositors rather than ACNB’s shareholders.

 In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of ACNB Corporation and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Beard Miller Company, LLP Report on Financial Statements Report of Independent Auditors

Beard Miller Company, LLP Report on Internal Controls Report of Independent Auditors In our opinion, ACNB Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

ACNB Corporation Balance Sheet Trends At Year-End in Millions of Dollars 0 250 500 750 1,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 Assets Deposits Loans Securities 567 169 361 453 253 638 690 977

Net Interest Income At Year-End in Millions of Dollars 22.9 23.1 24.3 22.7 24.6 24.9 24.8 25.0 29.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2000 2001 2002 2003 2004 2005 2006 2007 2008

Shareholders’ Equity At Year-End in Millions of Dollars 60.4 63.0 70.5 72.7 74.5 74.0 77.3 85.1 84.4 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 2000 2001 2002 2003 2004 2005 2006 2007 2008

Book Value Per Share At Year-End in Dollars 10.09 10.52 11.76 12.13 12.44 12.32 12.90 14.21 14.18 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 2000 2001 2002 2003 2004 2005 2006 2007 2008

James P. Helt EVP/Banking Services

Total Loans At Year-End in Millions of Dollars 361 362 372 415 441 493 524 548 638 200 300 400 500 600 700 2000 2001 2002 2003 2004 2005 2006 2007 2008

Loan Volume by Segment At Year-End in Millions of Dollars 325 144 204 162 109 55 0 50 100 150 200 250 300 350 2000 2001 2002 2003 2004 2005 2006 2007 2008 Commercial Residential Mortgage Consumer/Other

Allowance for Loan Losses At Year-End as Percentage of Total Loans 1.02 1.03 1.02 0.89 0.90 1.03 1.07 1.16 0.96 0.00 0.50 1.00 1.50 2000 2001 2002 2003 2004 2005 2006 2007 2008

Non-Performing Loans At Year-End as Percentage of Total Loans 0.79 0.51 0.65 1.21 1.86 1.40 0.79 0.41 1.52 0.00 0.50 1.00 1.50 2.00 2000 2001 2002 2003 2004 2005 2006 2007 2008

Net Loan Losses to Total Loans Industry Peer Group includes: All Commercial Banks with asset size of $300 million to $1 billion. Source: FDIC, Uniform Bank Performance Report 0.68 0.07 0.06 0.03 0.08 0.00 0.00 0.00 1.28 0.23 0.24 0.26 0.17 0.18 0.11 0.13 0.00 0.25 0.50 0.75 1.00 1.25 1.50 2001 2002 2003 2004 2005 2006 2007 2008 Percentage ACNB Industry Peers

Total Deposits At Year-End in Millions of Dollars 453 509 583 639 647 679 670 671 690 250 300 350 400 450 500 550 600 650 700 750 800 2000 2001 2002 2003 2004 2005 2006 2007 2008

Deposit Volume by Segment At Year-End in Millions of Dollars 172 61 36 59 301 184 247 83 0 50 100 150 200 250 300 350 400 2000 2001 2002 2003 2004 2005 2006 2007 2008 Interest Bearing Transaction Accounts CDs Non-Interest Transaction Accounts IRAs/Other

Lynda L. Glass EVP & Chief Operating Officer

2009 Strategic Direction Overview Asset growth driven by loan growth. Funding of loan growth primarily via deposit growth and securities run-off.

ACNB Corporation Balance Sheet Trends At Year-End in Millions of Dollars 0 250 500 750 1,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 Assets Deposits Loans Securities 567 169 361 453 253 638 690 977

Total Number of Bank Employees Actual Count at Period-End 281 265 270 275 271 0 100 200 300 400 2005 2006 2007 2008 1st Q 2009

Total Bank Employees by Function Actual Count at Period-End 58 47 134 152 57 41 25 26 7 5 0 25 50 75 100 125 150 175 2005 2006 2007 2008 1st Q 2009 Retail Banking Operations/IT Lending/Credit Administration Trust

Balance Sheet Reposition In Millions of Dollars except Percentages Sources: ACNB 10-K, Interim Report 12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008 3/31/2009 Assets $924 $945 $965 $927 $977 $962 Loans $441 $493 $524 $548 $638 $642 Securities $406 $368 $353 $290 $253 $222 Deposits $647 $679 $670 $671 $690 $710 FHLB Overnight $31 $35 $40 $0 $50 $0 Borrowings FHLB Term $132 $120 $140 $125 $102 $110 Borrowings Loans / Deposits 68.2% 72.6% 78.2% 81.7% 92.5% 90.4% Loans / Assets 47.7% 52.2% 54.3% 59.1% 65.3% 66.7% Securities / Assets 43.9% 38.9% 36.6% 31.3% 25.9% 23.1%

Paul H. Ketterman, Jr. SVP & Senior Trust Officer

Trust Department Assets At Year-End in Millions of Dollars 112 115 93 74 76 65 59 69 56 20 40 60 80 100 120 2000 2001 2002 2003 2004 2005 2006 2007 2008

Trust Department Fee Income At Year-End in Thousands of Dollars 512 439 498 540 906 1,021 770 584 666 200 400 600 800 1,000 2000 2001 2002 2003 2004 2005 2006 2007 2008

Frank C. Russell, Jr. President & CEO

Russell Insurance Group EBITDA EBITDA, Earnings Before Interest, Taxes, Depreciation and Amortization, is an operating profit measure commonly used to compare insurance agencies. $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 2005 2006 2007 2008 Projected Actual

Russell Insurance Group Net Income EPS = $0.12 $0.12 $0.11 $0.06 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2005 2006 2007 2008

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